                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 -------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               SEPTEMBER 12, 1994


                                 -------------


                          TRANSTECHNOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)

Delaware                     1-7872                           95-4062211
(State or other              (Commission File                 (I.R.S. Employer
jurisdiction of              Number)                          Identification
incorporation)                                                Number)


                        700 Liberty Avenue                07083
                        Union, New Jersey                 (Zip Code)
                        (Address of principal
                        executive offices)


                                 (908) 964-5666
              (Registrant's telephone number, including area code)

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS




        INDEX :
        -------


(a)     HISTORICAL FINANCIAL INFORMATION OF INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES
        ------------------------------------------------------------------------------------

        Report of Independent Public Accountants  ....................................         3

        Combined Balance Sheets   ....................................................         4

        Combined Statements of Operations  ...........................................         5

        Combined Statements of Cash Flows   ..........................................         6

        Combined Statements of Owners' Equity   ......................................         7

        Notes to Combined Financial Statements    ....................................         8 - 12



(b)     PRO-FORMA CONDENSED COMBINED FINANCIAL INFORMATION
        --------------------------------------------------

        Introduction   ...............................................................        13

        Balance Sheet at June 26, 1994    ............................................        14

        Statement of Operations for the Three Months Ended June 26, 1994    ..........        15

        Notes to Pro Forma Condensed Combined Financial Statements
            for the Interim Period ended June 26,1994   ..............................        16

        Statement of Operations for the Twelve Months Ended March 31, 1994   .........        17

        Notes to Pro Forma Condensed Combined Statement of Operations
            for the Twelve Months Ended March 31, 1994    ............................        18


(c)     OTHER EXHIBITS
        --------------

        (1)  Stock and Asset Purchase Agreement dated as of September 12, 1994                 *
                  between the Company and Vincent A. Stabile, Antoinette D. Stabile
                  and Madeline C. Stabile.

        (2)  Fifth Amendment to the Revolving Loan and Security Agreement                      *
                   between TransTechnology and National Bank of Canada.

*       Incorporated by reference to Resistrant Form 8-K dated September 12,
        1994.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders
Industrial Retaining Ring Company


We have audited the accompanying combined balance sheets of INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES as of December 31, 1993 and 1992, and the related combined statements of operations, cash flows and owners' equity for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Industrial Retaining Ring Company and Affiliates as of December 31, 1993 and 1992, and their results of operations and cash flows for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.




                                                 J.H. COHN & COMPANY

Roseland, New Jersey
October 17, 1994

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                            COMBINED BALANCE SHEETS
                  DECEMBER 31, 1993 AND 1992 AND JUNE 30, 1994
                           (In Thousands of Dollars)



                                                                                                         December 31,
                                                                                       June          --------------------
                    ASSETS                                                           30, 1994         1993          1992
                    ------                                                           --------        ------        ------
                                                                                   (Unaudited)
Current assets:
   Cash                                                                               $  156         $  182        $  278
   Accounts receivable                                                                   960            778           861
   Inventories                                                                         2,835          2,719         2,627
   Prepaid expenses and other current assets                                              34             41            44
                                                                                      ------         ------        ------
       Total current assets                                                            3,985          3,720         3,810

Property, plant and equipment, at cost, net
   of accumulated depreciation                                                           264            263           268
Cash surrender value of officers' life
   insurance                                                                             570            551           515
                                                                                      ------         ------        ------

       Totals                                                                         $4,819         $4,534        $4,593
                                                                                      ======         ======        ======


       LIABILITIES AND OWNERS' EQUITY
       ------------------------------

Current liabilities:
   Accounts payable                                                                   $   38         $   36        $   94
   Accrued expenses and sundry liabilities                                                52             38            39
                                                                                      ------         ------        ------
       Total current liabilities                                                          90             74           133

Pension liability                                                                        133            133            78
                                                                                      ------         ------        ------
       Total liabilities                                                                 223            207           211
                                                                                      ------         ------        ------

Owners' equity:
   Common stock                                                                          165            165           165
   Retained earnings                                                                   4,424          4,155         4,196
   Partners' capital                                                                       7              7            21
                                                                                      ------         ------        ------
       Total owners' equity                                                            4,596          4,327         4,382
                                                                                      ------         ------        ------

       Totals                                                                         $4,819         $4,534        $4,593
                                                                                      ======         ======        ======





See Notes to Combined Financial Statements.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                       COMBINED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991
                  AND SIX MONTHS ENDED JUNE 30, 1994 AND 1993
                           (In Thousands of Dollars)




                                                                Six Months
                                                                  Ended                           Years Ended
                                                                 June 30,                        December 31,
                                                             ------------------        ---------------------------------
                                                             1994         1993          1993          1992         1991
                                                             -----       ------        ------        ------       ------
                                                                (Unaudited)

Net sales                                                   $4,670        $4,505       $8,267        $7,867        $7,486
Cost of goods sold                                           1,395         1,504        2,647         2,209         2,153
                                                            ------        ------       ------        ------        ------

Gross profit                                                 3,275         3,001        5,620         5,658         5,333
                                                            ------        ------       ------        ------        ------

Operating expenses:
   Selling                                                     318           314          587           584           519
   General and administrative                                  183           197          381           368           333
                                                            ------        ------       ------        ------        ------
       Totals                                                  501           511          968           952           852
                                                            ------        ------       ------        ------        ------

Income from operations                                       2,774         2,490        4,652         4,706         4,481

Provision for state income tax -
   current                                                      73           239          447           435           418
                                                            ------        ------       ------        ------        ------

Net income                                                  $2,701        $2,251       $4,205        $4,271        $4,063
                                                            ======        ======       ======        ======        ======





See Notes to Combined Financial Statements.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991
                  AND SIX MONTHS ENDED JUNE 30, 1994 AND 1993
                           (In Thousands of Dollars)



                                                                Six Months
                                                                   Ended                           Years Ended
                                                                 June 30,                         December 31,
                                                             -------------------       ----------------------------------
                                                              1994         1993         1993          1992          1991
                                                             ------       ------       ------        ------        ------
                                                                 (Unaudited)

Operating activities:
   Net income                                               $2,701        $2,251       $4,205        $4,271        $4,063
   Adjustments to reconcile net
       income to net cash provided
       by operating activities:
       Depreciation                                             25            25           51            44            66
       Changes in operating assets
          and liabilities:
          Accounts receivable                                 (182)          (11)          83           (87)           38
          Inventories                                         (116)                       (92)         (282)         (109)
          Prepaid expenses and other
              current assets                                     7            24            3            27           499
          Accounts payable                                       2           (61)         (58)           68          (125)
          Accrued expenses and
              sundry liabilities                                14            10           (1)            3            (4)
          Other liabilities                                                                55            44            34
                                                            ------        ------       ------        ------        ------
                 Net cash provided by
                    operating activities                     2,451         2,238        4,246         4,088         4,462
                                                            ------        ------       ------        ------        ------

Investing activities:
   Purchase of property, plant
       and equipment                                           (26)          (26)         (46)         (134)          (65)
   Cash surrender value of
       officers' life insurance                                (19)          (20)         (36)          (34)          (35)
                                                            ------        ------       ------        ------        ------
                 Net cash used in in-
                    vesting activities                         (45)          (46)         (82)         (168)         (100)
                                                            ------        ------       ------        ------        ------

Financing activities - distri-
   butions                                                  (2,432)       (2,300)      (4,260)       (3,732)       (4,414)
                                                            ------        ------       ------        ------        ------

Net increase (decrease) in cash                                (26)         (108)         (96)          188           (52)
Cash, beginning of period                                      182           278          278            90           142
                                                            ------        ------       ------        ------        ------

Cash, end of period                                         $  156        $  170       $  182        $  278        $   90
                                                            ======        ======       ======        ======        ======


Supplemental disclosure of cash
   flow data:
   State income taxes paid                                  $   53        $  211       $  442        $  393        $  419
                                                            ======        ======       ======        ======        ======



See Notes to Combined Financial Statements.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                     COMBINED STATEMENTS OF OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991
                       AND SIX MONTHS ENDED JUNE 30, 1994
                           (In Thousands of Dollars)





                                                                 Common          Retained       Partners'
                                                                  Stock          Earnings        Capital           Total
                                                                 -------         --------       ---------         -------

Balance, January 1, 1991                                           $165           $4,026           $ 3             $4,194
Net income                                                                         4,044            19              4,063
Distributions                                                                     (4,400)          (14)            (4,414)
                                                                   ----           ------           ---             ------

Balance, December 31, 1991                                          165            3,670             8              3,843
Net income                                                                         4,246            25              4,271
Distributions                                                                     (3,720)          (12)            (3,732)
                                                                   ----           ------           ---             ------

Balance, December 31, 1992                                          165            4,196            21              4,382
Net income                                                                         4,179            26              4,205
Distributions                                                                     (4,220)          (40)            (4,260)
                                                                   ----           ------           ---             ------

Balance, December 31, 1993                                          165            4,155             7              4,327
Net income (unaudited)                                                             2,689            12              2,701
Distributions (unaudited)                                                         (2,420)          (12)            (2,432)
                                                                   ----           ------           ---             ------

Balance, June 30, 1994
   (unaudited)                                                     $165           $4,424           $ 7             $4,596
                                                                   ====           ======           ===             ======





See Notes to Combined Financial Statements.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS


Note 1 - Summary of significant accounting policies:
                   Principles of combination:
                      The accompanying combined financial statements include the accounts of Industrial Retaining Ring Company ("IRR") and its affiliates, Retainers, Inc. ("Retainers") and Industrial Advertising ("Advertising"), all of which are owned by members of the same family. Accordingly, the financial statements have been combined on the basis of common ownership and control. As used herein, the "Company" refers to IRR, Retainers and Advertising, collectively. IRR engages in the manufacture and sale of metal retaining rings to customers located primarily throughout the United States. Retainers leases real property to IRR and Advertising provides services to IRR.

                      All significant intercompany accounts and transactions have been eliminated in combination.

                   Concentrations of credit risk:
                      Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company maintains its cash in bank deposit accounts which, at times, may exceed Federally insured limits. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising IRR's customer base, their disposition across different geographic areas, and generally short payment terms. In addition, IRR routinely assesses the financial strength of its customers.

                   Inventories:
                      Inventories are stated at the lower of cost (first-in, first-out basis) or market.

                   Depreciation:
                      Provision is made for depreciation of property, equipment and improvements on straight-line and declining balance methods by annual charges to operations calculated to absorb costs of assets over their estimated useful lives.

                   Income taxes:
                      IRR has elected to be treated as an "S" Corporation under the applicable sections of the Internal Revenue Code and files a separate "S" Corporation tax return on a calendar year basis. Under these sections, corporate income or loss, in general, is allocated to the stockholders for inclusion in their personal income tax returns. Advertising files a separate partnership tax return on a calendar year basis. Accordingly, there is no provision for Federal income tax related to IRR and Advertising in the accompanying combined financial statements. Retainers files a separate "C" Corporation Federal income tax return with a fiscal year end of June 30.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS




Note 1 - Summary of significant accounting policies (concluded):
                   Change in accounting method:
                      In January 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," ("FAS 109"). The adoption of FAS 109 changed the Company's method of accounting for income taxes from the deferred method to an asset and liability approach. Previously, the Company deferred the past effects of timing differences between financial reporting and taxable income. The asset and liability approach requires deferred income tax assets and liabilities to be computed annually for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

                      The adoption of FAS 109 has been applied prospectively. The cumulative effect of the change in the method of accounting for income taxes on years prior to 1993 is not material.

                   Interim unaudited financial information:
                      The financial information included herein as of June 30, 1994 and for the six months ended June 30, 1994 and 1993 is unaudited and, in the opinion of management, reflects all adjustments (which include only normal recurring accruals) necessary for a fair presentation of the Company's combined financial position as of that date and the combined results of operations for those periods.


Note 2 - Inventories:
                   Inventories consist of the following:

                                                                                                    December 31,
                                                                                  June          ---------------------
                                                                                30, 1994         1993           1992
                                                                                --------        ------         ------
                                                                                       (In Thousands of Dollars)

                      Raw materials                                              $  961         $  999         $  970
                      Work-in-process                                               120             85             94
                      Finished goods                                              1,754          1,635          1,563
                                                                                 ------         ------         ------

                          Totals                                                 $2,835         $2,719         $2,627
                                                                                 ======         ======         ======

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS




Note 3 - Property, plant and equipment:
                   Property, plant and equipment consists of the following:


                                                               Range of                               December 31,
                                                               Estimated           June           --------------------
                                                             Useful Lives        30, 1994          1993          1992
                                                             ------------        --------         ------        ------
                                                                                      (In Thousands of Dollars)

                     Land                                                         $   17          $   17       $   17
                      Building and im-
                        provements                            10-32 years            482             482          471
                      Machinery and
                        equipment                              2-10 years          1,055           1,038        1,003
                      Furniture and
                        fixtures                               5-10 years             29              29           29
                                                                                  ------          ------       ------
                                                                                   1,583           1,566        1,520
                      Less accumulated
                        depreciation                                               1,319           1,303        1,252
                                                                                  ------          ------       ------

                            Totals                                                $  264          $  263       $  268
                                                                                  ======          ======       ======


Note 4 - Accrued expenses and sundry liabilities:
                   Accrued expenses and sundry liabilities consist of the following:

                                                                                                     December 31,
                                                                                     June           -----------------
                                                                                   30, 1994         1993         1992
                                                                                   --------         ----         ----
                                                                                         (In Thousands of Dollars)

                      Payroll                                                        $20             $29          $21
                      Payroll taxes                                                   10
                      State income tax                                                16                           14
                      Other                                                            6               9            4
                                                                                     ---             ---          ---

                            Totals                                                   $52             $38          $39
                                                                                     ===             ===          ===


Note 5 - Employee benefit plan:
                   IRR maintains a noncontributory defined benefit pension plan covering all full-time eligible employees. Benefits begin to vest after one year of service and are based on years of service and average annual earnings as defined by the plan.

                   IRR's policy is to fund pension costs by contributing annually at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS




Note 5 - Employee benefit plan (concluded):
                   The components of net pension expense (in thousands of dollars) for each of the three years in the period ended December 31, 1993 are as follows:

                                                                                             1993       1992      1991
                                                                                             ----       ----      ----

                      Service cost for benefits earned
                          during the year                                                    $ 76      $ 70      $ 67
                      Interest cost on projected benefit
                          obligation                                                          165       155       145
                      Actual return on plan assets                                           (171)     (166)     (163)
                      Net amortization and deferral                                           (15)      (15)      (15)
                                                                                             ----      ----      ----

                            Totals                                                           $ 55      $ 44      $ 34
                                                                                             ====      ====      ====

                   The following table (in thousands of dollars) sets forth the funded status of the plan and the amounts recognized by IRR in the combined balance sheets at December 31, 1993 and 1992:

                                                                                                 1993           1992
                                                                                                ------         ------

                      Actuarial present value of benefit
                          obligations:
                          Vested benefits                                                         $1,998       $1,728
                          Nonvested benefits                                                          52           13
                          Additional amounts related to
                             projected salary increases                                              265          373
                                                                                                  ------       ------
                          Projected benefit obligation                                             2,315        2,114
                      Plan assets at fair value                                                    2,279        2,182
                                                                                                  ------       ------
                      Plan assets in excess of (less than)
                          projected benefit obligation                                               (36)          68
                      Unrecognized net loss                                                           84           50
                      Unrecognized transition asset                                                 (181)        (196)
                                                                                                  ------       ------

                      Pension liability                                                           $ (133)      $  (78)
                                                                                                  ======       ======

                   The weighted average discount rate used to determine the actuarial present value of the projected benefit obligation was 8% at December 31, 1993 and 1992. The expected long-term rate of return on plan assets used in determining net pension expense for each of the years in the period ended December 31, 1993 was 8%. The assumed rate of increases in future compensation levels was 6%.

                   Plan assets are primarily invested in fixed income securities.

                INDUSTRIAL RETAINING RING COMPANY AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS




Note 6 - Common stock:
                   Common stock is comprised of the following:

                                                                                                              Amount
                                                                                                             --------

                      IRR:
                          No par value; 6,000 shares authorized;
                            1,500 shares issued                                                              $150,000

                      Retainers:
                          No par value; 1,000 shares authorized;
                            300 shares issued                                                                  15,000
                                                                                                             --------

                              Total                                                                          $165,000
                                                                                                             ========


Note 7 - State income tax:
                   The disproportion provision for state income tax for the six months ended June 30, 1994 is due to the election by IRR, effective January 1, 1994, to be treated as an "S" Corporation for New Jersey state income tax purposes.

                   Deferred state tax assets, resulting from temporary differences attributable to the capitalization of certain inventory overhead costs, and deferred state tax liabilities, resulting primarily from temporary differences attributable to depreciation, are not material.


Note 8 - Subsequent event:
                   Effective August 31, 1994, the Company's stockholders/partners sold all of the common shares of IRR and Retainers and the net assets of Advertising for cash and other consideration.




                                   *   *   *

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                 INTRODUCTION

                                  (Unaudited)





The following unaudited Pro Forma Combined Condensed Statement of Operations for the three-month period ended June 26, 1994 and the twelve month period ended March 31, 1994, as well as the Balance Sheet at June 26, 1994 are of TransTechnology Corporation and its subsidiaries and Industrial Retaining Ring Company and Affiliates. All outstanding shares of Industrial Retaining Ring Company and Affiliates were purchased by TransTechnology Corporation effective August 31, 1994.

TransTechnology Corporation's fiscal year ends on March 31, and Industrial Retaining Ring Company's fiscal year ends on December 31. The following Pro Forma Condensed Combined Statement of Operations being presented for the twelve month period ended March 31, 1994 combines Industrial Retaining Ring Company and Affiliates twelve months of operations ended December 31, 1993 with TransTechnology Corporations twelve months of operations ended March 31, 1994. Likewise, the March 31, 1994 Pro Forma Condensed Combined Balance Sheet combines Industrial Retaining Ring Companys December 31, 1994 Balance Sheet with TransTechnology Corporations March 31, 1994 Balance Sheet.

The pro forma adjustments to the Statements of Operations assume that the acquisition was consummated at the beginning of the period being presented. The pro forma adjustments to the Balance Sheet assume that the acquisition was consummated at the end of the period being presented.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 June 26, 1994

                                  (Unaudited)

                           (In Thousands of Dollars)

                                                                         Industrial
                                                                          Retaining
                                                                           Ring and
                                                   TransTechnology        Affiliates          Pro Forma           Pro Forma
Current Assets :                                      Historical          Historical         Adjustments           Combined
                                                   ---------------     ---------------     ---------------      ---------------
   Cash and Cash Equivalents                                $1,656                $156                                   $1,812
   Accounts and Notes Receivable                            23,800                 960                                   24,760
   Inventories                                              35,584               2,835                 123 (A)           38,542
   Prepaid and Other Current Assets                         11,211                  34                 115 (A)           11,360
                                                   ---------------     ---------------     ---------------      ---------------
     Total Current Assets                                   72,251               3,985                 238               76,474
                                                   ---------------     ---------------     ---------------      ---------------
Property - at Cost :
   Land and Buildings                                       20,873                 499                                   21,372
   Machinery & Equipment                                    33,564               1,055               1,957 (A)           36,576
   Furniture, Fixtures and Leasehold
     Improvements                                            4,752                  29                                    4,781
                                                   ---------------     ---------------     ---------------      ---------------
     Total                                                  59,189               1,583               1,957               62,729
     Less: Accumulated Depreciation                         22,931               1,319                                   24,250
                                                   ---------------     ---------------     ---------------      ---------------
       Property - Net                                       36,258                 264               1,957               38,479
                                                   ---------------     ---------------     ---------------      ---------------
Other Assets :
   Costs in Excess of Net Assets of
      Acquired Businesses                                    3,052                                  10,329 (A)           13,381
   Other                                                    12,052                 570                                   12,622
                                                   ---------------     ---------------     ---------------      ---------------
     Total Other Assets                                     15,104                 570              10,329               26,003
                                                   ---------------     ---------------     ---------------      ---------------
       Total Assets                                       $123,613              $4,819             $12,524             $140,956
                                                   ---------------     ---------------     ---------------      ---------------

Total Current Liabilities                                  $18,985                 $90                                  $19,075

Long-term Debt Payable to Banks
   and Others                                               33,158                                  15,320 (A)           48,478
                                                   ---------------     ---------------     ---------------      ---------------
Other Long-Term Liabilities                                  5,551                 133               1,800 (A)            7,484
                                                   ---------------     ---------------     ---------------      ---------------
Stockholder's Equity :
   Common Stock-authorized, 14,700,000
      shares of $.01 par value; issued,
      5,122,004 shares at June 27,1993                          51                 165                (165)(A)               51
   Additional Paid-In Capital                               45,283                   7                  (7)(A)           45,283
   Retained Earnings                                        22,947               4,424              (4,237)(A)           22,947
                                                                                                      (187)(A)
   Other Stockholders' Equity                               (2,362)                                                      (2,362)
                                                   ---------------     ---------------     ---------------      ---------------
     Total Stockholders Equity                              65,919               4,596              (4,596)              65,919
                                                   ---------------     ---------------     ---------------      ---------------
Total Liabilities and Stockholder's Equity                $123,613              $4,819             $12,524             $140,956
                                                   ---------------     ---------------     ---------------      ---------------




         See notes to pro forma condensed combined financial statements

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    For the Three Months Ended June 26, 1994

                                  (Unaudited)

               (In Thousands of Dollars Except Per Share Amounts)



                                                                          Industrial
                                                                          Retaining
                                                                           Ring and
                                                  TransTechnology         Affiliates             Pro Forma            Pro Forma
                                                     Historical           Historical            Adjustments            Combined
                                                  ---------------       ---------------       ---------------       ---------------
Total Revenue                                             $27,823                $2,300                                     $30,172

Cost of Sales                                              20,462                   687                    49  (B)           21,198
                                                  ---------------       ---------------       ---------------       ---------------

Gross Profit                                                7,361                 1,613                                       8,974

General  Administrative, Selling
   and Other Expenses                                       4,499                   247                    65  (B)            4,810

Interest Expense                                              519                                         297  (C)              816
                                                  ---------------       ---------------       ---------------       ---------------

Income from Continuing Operations
   Before Income Taxes                                      2,343                 1,366                  (361)                3,348

Provision for Income Taxes                                    862                    36                   374  (D)            1,272
                                                  ---------------       ---------------       ---------------       ---------------

Income from Continuing Operations                           1,481                 1,330                  (735)                2,076

Discontinued Operations :
Loss from Operations (Net of
  Applicable Tax Benefit of $301)                            (452)                                                             (452)

Gain from Disposal Less Applic-
  able Tax Provision of $29)                                   43                                                                43
                                                  ---------------       ---------------       ---------------       ---------------
Net Income                                                 $1,072                $1,330                 ($735)               $1,667
                                                  ---------------       ---------------       ---------------       ---------------

Earnings Per Share :

Income from Continuing Operations                           $0.29                                                             $0.40

Loss from Discontinued Operations                           (0.08)                                                            (0.08)
                                                  ---------------                                                   ---------------
Net Income                                                  $0.21                                                             $0.32
                                                  ---------------                                                   ---------------


Number of Shares Used in
  Computation of Per Share
   Information :                                        5,186,000                                                         5,186,000





         See notes to pro forma condensed combined financial statements

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  June 26,1994

                                  (Unaudited)





(A) Reflects the elimination of Industrial Retaining Ring Company and Affiliates retained earnings, the inclusion of acquisition costs and intangibles per the contract, additional long-term debt acquired, recording the step-up of fixed assets and establishing necessary reserves, assuming the transaction occurred at the end of the period.

(B) Represents three months of amortization expense on the intangibles and three-months of depreciation expense on the stepped-up fixed assets, assuming the acquisition occurred at the beginning of the period.

(C) Represents three months of interest expense on the additional long-term debt recorded at the beginning of the period.

(D) Represents the addition to the combined income tax provision for the three months ended June 26, 1994 due to the inclusion of Industrial Retaining Ring Company and Affiliates.

             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  For the Twelve Months Ended March 31, 1994

                                  (Unaudited)

              (In Thousands of Dollars Except Per Share Amounts)


                                                                        Industrial
                                                                        Retaining
                                                                         Ring and
                                                TransTechnology         Affiliates             Pro Forma             Pro Forma
                                                   Historical           Historical            Adjustments            Combined
                                                ---------------       ---------------       ---------------       ---------------
Total Revenue                                          $111,724                $8,267                                    $119,991

Cost of Sales                                            79,065                 2,647                   196  (A)           81,908
                                                ---------------       ---------------       ---------------       ---------------

Gross Profit                                             32,659                 5,620                                      38,083

General  Administrative, Selling
   and Other Expenses                                    21,929                   968                   258  (A)           23,155

Interest Expense                                          1,370                                       1,187  (B)            2,557
                                                ---------------       ---------------       ---------------       ---------------

Income From Continuing Operations
  Before Income Taxes                                     9,360                 4,652                (1,446)               12,371

Provision for Income Taxes                                3,391                   447                   863  (C)            4,701
                                                ---------------       ---------------       ---------------       ---------------

Income From Continuing Operations                         5,969                 4,205                (2,309)                7,670

Discontinued Operations :
Income from Operations (Net of
  Applicable Tax Benefit of $544)                           155                                                               155

Gain from Disposal (Less
  Applicable Tax Provision of $306)                         760                                                               760
                                                ---------------       ---------------       ---------------       ---------------

Net Income                                               $6,884                $4,205               ($2,309)               $8,585
                                                ---------------       ---------------       ---------------       ---------------


Earnings Per Share :

   Income From Continuing Operations                      $1.16                                                             $1.49

   Income from Discontinued Operations                     0.18                                                              0.18
                                                ---------------                                                   ---------------

Net Income per Share                                      $1.34                                                             $1.67
                                                ---------------                                                   ---------------

Number of Shares Used in
   Computation of Per Share
   Information :                                      5,143,000                                                         5,143,000





         See notes to pro forma condensed combined financial statements

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                   For the Twelve Months Ended March 31,1994

                                  (Unaudited)





(A) Represents one year of amortization expense on the intangibles and one year of depreciation expense on the stepped-up fixed assets, assuming the acquisition occurred at the beginning of the period.

(B) Represents one year of interest expense on the additional long-term debt recorded at the beginning of the period.

(C) Represents the addition to the combined income tax provision for the twelve months ended March 31, 1994, due to the inclusion of Industrial Retaining Ring Company and Affiliates.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 1994


                                                  TRANSTECHNOLOGY CORPORATION


                                                  /s/ Valentina Doss
                                                  ------------------
                                                  Valentina Doss
                                                  Vice President & Secretary





                                      -19-